SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of Earliest Event Reported): March 11, 2003

Nortek, Inc.
(Exact name of registrant as specified in charter)

Delaware	1-6112	05-0314991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Kennedy Plaza, Providence, Rhode Island		02903-2360
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (401) 751-1600

Item 9. REGULATION FD DISCLOSURE.
On March 11, 2003, Nortek, Inc. publicly announced its results of operations for its 2002 fiscal year. A copy of the press release is attached.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.
(c)	Exhibits

99	Press release, dated March 11, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEK, INC.

By:	/s/Kevin W. Donnelly
Name: Kevin W. Donnelly
Title: Vice President, General Counsel
and Secretary

Date: March 11, 2003

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

99	Press release, dated March 11, 2003